                                                                    EXHIBIT 13.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In connection with the Annual Report of Peaksoft Multinet Corp. (the "Company") on Form 20-F for the period ending September 30, 2006, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I,
T. W. Metz, hereby certify that to the best of my knowledge:

            1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

            2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 17, 2007

                                    /s/ T. W. Metz
                                    --------------------------------------
                                    Name:  T. W. Metz
                                    Title: President and Chief Executive
                                           Officer (acting as Chief Financial
                                           Officer for the purpose of this
                                           certification)